                                                                   EXHIBIT 99.2


                         NOTICE OF GUARANTEED DELIVERY
                                   TO TENDER
                           14% SENIOR NOTES DUE 2004

                              ORBCOMM GLOBAL, L.P.

              PURSUANT TO THE PROSPECTUS DATED DECEMBER ___, 1996


--------------------------------------------------------------------------------

 THIS FORM, OR ONE SUBSTANTIALLY EQUIVALENT HERETO, MUST BE USED BY ANY
 HOLDER OF 14% SENIOR NOTES DUE 2004, (THE "OLD NOTES") OF ORBCOMM GLOBAL, L.P., A DELAWARE LIMITED PARTNERSHIP (THE "COMPANY"), WHO WISHES TO
 EXCHANGE HIS OR HER OLD NOTES PURSUANT TO THE COMPANY'S EXCHANGE OFFER,
 AS DEFINED IN THE PROSPECTUS (THE "PROSPECTUS"), DATED DECEMBER __, 1996,
 AND (i) WHOSE CERTIFICATES REPRESENTING OLD NOTES ARE NOT IMMEDIATELY AVAILABLE, (ii) WHO CANNOT DELIVER HIS OR HER CERTIFICATES OR ANY OTHER DOCUMENTS REQUIRED BY THE LETTER OF TRANSMITTAL ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE (AS DEFINED IN THE PROSPECTUS) OR
 (iii) WHO CANNOT COMPLETE THE PROCEDURE FOR BOOK-ENTRY TRANSFER ON A TIMELY BASIS. SUCH FORM MAY BE DELIVERED BY FACSIMILE TRANSMISSION, MAIL OR HAND DELIVERY TO THE EXCHANGE AGENT. SEE "THE EXCHANGE OFFER--GUARANTEED DELIVERY PROCEDURES" IN THE PROSPECTUS.

--------------------------------------------------------------------------------


                  To:  Marine Midland Bank, The Exchange Agent

                      By Registered or Certified Mail; By
                         Overnight Courier; or by Hand
                              Marine Midland Bank
                              140 Broadway-Level A
                         New York, New York  10005-1180
                     Attention:  Corporate Trust Operations

                                 By Facsimile:
                                 (212) 658-2292
                     Attention:  Corporate Trust Operations

                                   Telephone:
                                 (212) 658-6084


         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company in accordance with the terms and subject to the conditions of the Exchange Offer as set forth in the Prospectus and the related Letter of Transmittal, the receipt of both of which is hereby acknowledged, the principal amount of Old Notes specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. The undersigned hereby tenders the Old Notes listed below:

-------------------------------------------------------------------------------------------------------------
 OLD NOTES CERTIFICATE NUMBERS                             PRINCIPAL AMOUNT TENDERED
       (IF AVAILABLE)                              (MUST BE IN INTEGRAL MULTIPLE OF $1,000)1/
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
 1/  Unless otherwise indicated in the column labeled "Principal Amount Tendered," any tendering Holder of
 14% Senior Notes due 2004 will be deemed to have tendered the entire aggregate principal amount held by such Holder.
-------------------------------------------------------------------------------------------------------------





If Old Notes will be tendered by book entry                        SIGN HERE
transfer:
                                                                   ------------------------------------------
Name of Tendering Institution:                                                     Signature(s)

------------------------------------------                         ------------------------------------------

Account No. __________________________, at                         ------------------------------------------
The Depository Trust Company                                                  Name(s) (Please Print)

                                                                   ------------------------------------------

                                                                   ------------------------------------------
                                                                                     Address

                                                                   ------------------------------------------
                                                                                    Zip Code

                                                                   ------------------------------------------
                                                                            Area Code and Telephone No.


                                                                   Date:
                                                                         ------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, which is a member of one of the recognized signature guarantee programs identified in the Letter of Transmittal, hereby guarantees that it will deliver to the Exchange Agent either certificates representing the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedure for book-entry transfer set forth in the Prospectus, in each case, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any required signature guarantees and any other documents required by the Letter of Transmittal, all by 5:00 p.m., New York City time, on the third business day following the date of execution of the Notice of Guaranteed Delivery.


                                       SIGN HERE

                                  ------------------------------------------
                                  Name of Firm


                                  ------------------------------------------
                                  Authorized Signature


                                  ------------------------------------------
                                  Name (Please type or print)


                                  ------------------------------------------
                                  Title


                                  ------------------------------------------
                                  Address


                                  ------------------------------------------
                                  Zip Code


                                  ------------------------------------------
                                  Area Code and Telephone No.


                                  Date:
                                        ------------------------------------


         DO NOT SEND CERTIFICATES REPRESENTING OLD NOTES WITH THIS FORM. ACTUAL SURRENDER OF CERTIFICATES REPRESENTING OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

                                  INSTRUCTIONS

         1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at the address set forth on the cover hereof prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and all other required documents to the Exchange Agent is at the election and risk of the Holder but, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service, properly insured.
If such delivery is by mail, it is recommended that the Holder use properly insured, registered mail with return receipt requested. For a full description of the guaranteed delivery procedures, see the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." In all cases, sufficient time should be allowed to assure timely delivery. No Notice of Guaranteed Delivery should be sent to the Company.

         2. SIGNATURE ON THIS NOTICE OF GUARANTEED DELIVERY; GUARANTEE OF SIGNATURES. If this Notice of Guaranteed Delivery is signed by the registered Holder(s) of the Old Notes referred to herein, the signature(s) must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

         If this Notice of Guaranteed Delivery is signed by a person other than the registered Holder(s) of any Old Notes listed, this Notice of Guaranteed Delivery must be accompanied by valid bond powers signed exactly as the name(s) of the registered Holder(s) appear(s) on the face of the Old Notes without alteration, enlargement or any change whatsoever.

         If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted with this Notice of Guaranteed Delivery.

         3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the Exchange Offer or the procedure for tendering as well as requests for assistance or for additional copies of the Prospectus, the Letter of Transmittal and this Notice of Guaranteed Delivery may be directed to the Exchange Agent at the address set forth on the cover hereof.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9


GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

-------------------------------------------------------   -------------------------------------------------------
                              Give the                                                    Give the EMPLOYER
 For this type of account:    SOCIAL SECURITY              For this type of account:      IDENTIFICATION
                              number of--                                                 number of--
-------------------------------------------------------   -------------------------------------------------------
 1.   An individual's         The individual               6.   A valid trust, estate,    The legal entity (Do
      account                                                   or pension trust          not furnish the
                              The actual owner of the                                     identifying number of
 2.   Two or more             account or, if combined                                     the personal
      individuals (joint      funds, any one of the                                       representative or
      account)                individuals(1)                                              trustee unless the
                                                                                          legal entity itself
                                                                                          is not designated in
                                                                                          the account
                                                                                          title.)(4)

 3.   Custodian account of a  The minor(2)                 7.   Corporate                 The corporation
      minor (Uniform Gift to
      Minors Act)                                          8.   Religious, charitable,    The organization
                                                                or educational
                                                                organization account

 4.   a.  The usual           The grantor-trustee(1)       9.   Partnership               The partnership
          revocable savings
          trust account                                    10.  Association, club, or     The organization
          (grantor is also                                      other tax-exempt
          trustee)                                              organization

      b.  So-called trust     The actual owner(1)                                         The broker or
          account that is                                  11.  A broker or registered    nominee
          not a legal or                                        nominee
          valid trust
          under State law

 5.   Sole proprietorship     The owner(3)                 12.  Account with the          The public entity
      account                                                   Department of
                                                                Agriculture in the name
                                                                of a public entity
                                                                (such as a State or
                                                                local government,
                                                                school district, or
                                                                prison) that receives
                                                                agricultural program
                                                                payments
=================================================================================================================

(1)  List first and circle the name of the person whose number you furnish.
(2)  Circle the minor's name and furnish the minor's social security number.
(3) Show individual name, but may also enter the business or "doing business as" name. Use either individual's social security number or employer identification number.
(4) List first and circle the name of the legal trust, estate, or pension trust.
Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.





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
            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     Page 2


OBTAINING A NUMBER                                                  -     Payments described in Section 6049(b)(5) to
                                                                        nonresident aliens.
If you don't have a taxpayer identification number or you           -     Payments on tax-free covenant bonds under Section
do not know your number, obtain From SS-5, Application for              1451.
a Social Security Number Card, or Form SS-4, Application            -     Payments made by certain foreign organizations.
for Employer Identification Number, at the local office of          -     Mortgage interest paid by you.
the Social Security Administration or the Internal Revenue
Service and apply for a number.                                     Exempt payees described above should file Substitute Form
                                                                    W-9 to avoid possible erroneous backup withholding.  FILE
PAYEES EXEMPT FROM BACKUP WITHHOLDING                               SUBSTITUTE FORM W-9 WITH THE PAYER, FURNISH YOUR TAXPAYER
                                                                    IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE
Payees specifically exempted from backup withholding on ALL         FORM, AND RETURN IT TO THE PAYER.  IF THE PAYMENTS ARE
payments include the following:                                     INTEREST, DIVIDENDS OR PATRONAGE DIVIDENDS, ALSO SIGN AND
                                                                    DATE THE FORM.  If you are a nonresident alien not subject
-     A corporation.                                                to backup withholding, submit a completed Form W-8,
-     A financial institution.                                      Certificate of Foreign Status.
-     An organization exempt from tax under Section 501(a),
    or an individual retirement plan, or a custodial                Certain payments other than interest, dividends, and
    account under Section 403(b)(7).                                patronage dividends, that are not subject to information
-     The United States or any agency or instrumentality            reporting are also not subject to backup withholding.  For
    thereof.                                                        details, see Sections 6041, 6041(A)(a), 6042, 6044, 6045,
-     A state, the District of Columbia, a possession of the        6049, 6050A and 6050N, and the regulations thereunder.
    United States, or any political subdivision or
    instrumentality thereof.                                        PRIVACY ACT NOTICE. -- Section 6109 requires most
-     A foreign government, a political subdivision of a            recipients of dividend, interest, or other payments to give
    foreign government, or any agency or instrumentality            taxpayer identification numbers to payers who must report
    thereof.                                                        the payments to IRS.  The IRS uses the numbers for
-     An international organization or any agency or                identification purposes.  Payers must be given the numbers
    instrumentality thereof.                                        whether or not recipients are required to file tax returns.
-     A dealer in securities or commodities required to             Payers must generally withhold 31% of certain taxable
    register in the U.S. or a possession of the U.S.                payments to a payee who does not furnish a taxpayer
-     A real estate investment trust.                               identification number to a payer.  Certain penalties may
-     A common trust fund operated by a bank under Section          also apply.
    584(a).
-     A trust exempt from tax under Section 664 or described        PENALTIES
    in Section 4947.
-     An entity registered at all times during the tax year         (1)  Penalty for Failure to Furnish Taxpayer Identification
    under the Investment Company Act of 1940.                       Number. -- If you fail to furnish your taxpayer
-     A foreign central bank of issue.                              identification number to a payer, you are subject to a
-     A middleman known in the investment community as a            penalty of $50 for each such failure unless your failure is
    nominee or listed in the most recent publication of             due to reasonable cause and not to willful neglect.
    the American Society of Corporate Secretaries, Inc.
    Nominee List.                                                   (2)  CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO
-     A futures commission merchant registered with the             WITHHOLDING. -- If you make a false statement with no
    Commodity Futures Trading Commission.                           subject to civil and criminal penalties.

Payments of dividends and patronage dividends not generally         (3)  CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully
subject to backup withholding include the following:                falsifying certifications or affirmations may subject you to
-     Payments to nonresident aliens subject to withholding         criminal penalties including fines and/or imprisonment.
    under Section 1441.
-     Payments to partnerships not engaged in a trade or            (4)  MISUSE OF TINS. -- If the requester discloses or uses the
    business in the U.S. and which have at least one                TINs in violation of Federal law, the requester may be subject
    nonresident partner.                                            to civil and criminal penalties.
-     Payments of patronage dividends where the amount
    received is not paid in money.                                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR
-     Payments made by certain foreign organizations.               THE INTERNAL REVENUE SERVICE.

Payments of interest not generally subject to backup withholding include the following:

- Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
- Payments of tax-exempt interest (including exempt-interest dividends under Section 852).


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